Exhibit 10.17(b)
Schedule identifying
Non-Employee Directors of Park National Corporation
covered by
Split-Dollar Agreements, made and entered into effective as of December 28, 2007
     The following directors of Park National Corporation (“Park”) are covered by Split-Dollar Agreements (the “New Split-Dollar Agreements”) as identified below, which Split-Dollar Agreements are identical to the form of Split-Dollar Agreement, made and entered into effective as of December 28, 2007, filed as Exhibit 10.2(a) to Park’s Current Report on Form 8-K dated January 2, 2008 (File No. 1-13006):

	Subsidiary of Park which is a Party to	Date of New Split-
Name of Director	New Split-Dollar Agreement	Dollar Agreement

Maureen H. Buchwald	The Park National Bank (as successor by merger to The First-Knox National Bank of Mount Vernon)	December 28, 2007

James J. Cullers	The Park National Bank (as successor by merger to The First-Knox National Bank of Mount Vernon)	December 28, 2007

F. William Englefield IV	The Park National Bank	December 28, 2007

John J. O’Neill	The Park National Bank	December 28, 2007

J. Gilbert Reese	The Park National Bank	December 28, 2007

Rick R. Taylor	The Park National Bank (as successor by merger to The Richland Trust Company)	December 28, 2007

Leon Zazworsky	The Park National Bank	December 28, 2007